UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

Spruce Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39594	81-2154263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740
South San Francisco , California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 294-1687

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent applicable, the information in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

On July 23, 2025, Spruce Biosciences, Inc., a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a one-for-seventy-five (1:75) reverse stock split of its outstanding common stock, effective as of August 4, 2025 (the “Reverse Stock Split”). A series of alternate amendments to effect the Reverse Stock Split was approved by the Company’s stockholders at the Annual Meeting of Stockholders held on July 22, 2025, and the specific one-for-seventy-five (1:75) ratio was subsequently approved by the Company’s Board of Directors (the “Board”) on July 23, 2025.

The Amendment provides that at the effective time of the Reverse Stock Split, every 75 shares of the Company’s issued and outstanding common stock will be automatically converted into one issued and outstanding share of common stock, without any change in par value per share. The Reverse Stock Split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Reverse Stock Split, as well as the number of shares of common stock available for issuance under the Company’s equity incentive plans and employee stock purchase plan. In addition, the Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon the exercise of warrants, stock options and restricted stock units outstanding immediately prior to the effectiveness of the Reverse Stock Split with a corresponding increase in the exercise price per share applicable to such warrants and stock options. No fractional shares will be issued because of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof.

The Company’s common stock is scheduled to begin trading on the OTC Pink Marketplace on a split-adjusted basis when the market opens on August 5, 2025 (the “Effective Date”) under the existing ticker symbol “SPRB”. The Company’s common stock will resume trading on the Nasdaq Capital Market so long as the Company remains in compliance with the minimum bid price requirement under Nasdaq Listing Rule 5450(a)(1) for 20 consecutive trading days following the Effective Date, inclusive. The new CUSIP number for the common stock following the Reverse Stock Split is 85209E 208. The par value per share of the common stock will remain unchanged at $0.0001.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 22, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. As of May 30, 2025, the record date for the Annual Meeting, 42,231,285 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the two persons listed below as Class II Directors, each to serve until the Company’s 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Percival Baretto-Ko	13,109,655	3,847,893	14,642,113
Bali Muralidhar, M.D., Ph.D.	9,371,529	7,586,019	14,642,113
Daniel Spiegelman	9,363,600	7,593,948	14,642,113

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results are as follows:

Votes For	Votes Against	Abstentions
29,640,903	1,588,035	370,723

Proposal 3. Reverse Stock Split Proposal.

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company's common stock by a ratio of between one-for-fifty and one-for-one hundred, with the exact ratio to be determined by the Board in its sole discretion and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board. The final voting results are as follows:

Votes For	Votes Against	Abstentions
48,661,894	4,082,624	855,143

Item 7.01 Regulation FD Disclosure.

On July 24, 2025, the Company issued a press release announcing the effective date of the Reverse Stock Split and others matters relating thereto. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation
99.1	Press Release, dated July 24, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spruce Biosciences, Inc.

Date: July 24, 2025	By:	/s/ Samir Gharib
Samir Gharib
President and Chief Financial Officer